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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):      October 23, 1996
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                            TEXAS INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


    Delaware                             1-4887              75-0832210
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(State or Other Jurisdiction          (Commission         (IRS Employer
of Incorporation)                     File Number)        Identification Number)



1341 W. Mockingbird Lane, Suite 700 W, Dallas, Texas                  75247
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      (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:         (972) 647-6700
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.          OTHER EVENTS.

         A meeting of the Board of Directors of Registrant was held on October 15, 1996, immediately following Registrant's Annual Shareholders' Meeting. During the meeting of the Board of Directors of Registrant, the Board approved the repurchase, from time to time, of the Registrant's common stock for general corporate purposes. Upon conclusion of the meeting of the Board of Directors, Registrant included the following disclosure in a press release issued and dated October 15, 1996:

         "The Company also announced that its Board authorized the purchase, from time to time, of TXI common stock for general corporate purposes.

         " 'The Company purchased shares in the past for general corporate purposes' stated Robert D. Rogers, President. 'This authorization reaffirms the Board's desire to continue to purchase shares when prices are attractive.' "




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TEXAS INDUSTRIES, INC.



Date:  October 23, 1996                   By:   /s/  ROBERT C. MOORE
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                                                Robert C. Moore
                                                Vice President & Secretary